Exhibit 10.2

CONFIDENTIAL

March 25, 2019

New Second Lien Notes
Payment Letter

Neiman Marcus Group LTD LLC

The Neiman Marcus Group LLC

Mariposa Borrower, Inc.
One Marcus Square

1618 Main Street

Dallas, TX 75201

Attention: Tracy M. Preston

Ladies and Gentlemen:

Reference is made to the Commitment Letter, dated as of the date hereof (the “Commitment Letter”), by and among the Issuers and the Backstop Parties (as such terms are defined in the Commitment Letter) regarding the issuance of the New Second Lien Notes.  Capitalized terms used but not defined in the Payment Letter (as defined below) are used with the meanings assigned to them in the Commitment Letter.  This letter (the “Payment Letter”) is the “Payment Letter” referred to in the Commitment Letter.

As consideration for each Backstop Party’s Commitment under the Commitment Letter,  the Issuers, jointly and severally, will pay (or cause to be paid), to each Backstop Party a backstop commitment payment (the “Commitment Payment”) in cash, which payment shall be earned upon execution of the Commitment Letter, in an amount equal to either:

(i)            5.00% of the aggregate principal amount of the New Second Lien Notes that such Backstop Party commits to purchase, which payment shall be due and payable on, and subject to the occurrence of, the Effective Date (as defined in the TSA), whether or not the New Second Lien Notes are issued, or

(ii)           3.00% of the aggregate principal amount of the New Second Lien Notes that such Backstop Party commits to purchase, which payment shall be due and payable upon, and subject to the occurrence of, a Termination Event (other than a Termination Event caused by such Backstop Party’s material breach of the TSA); provided, that in no event shall the amount in this clause (ii) be payable if the Effective Date has occurred and the Commitment Payment pursuant to clause (i) above has been paid in full in cash;

provided, that no Commitment Payment shall be payable to any Backstop Party that has breached its Commitment obligations pursuant to Section 1 of the Commitment Letter.

You agree that, once paid, the payments or any part thereof payable hereunder or under the Commitment Letter shall not be refundable under any circumstances, regardless of whether the transactions contemplated by the Commitment Letter are consummated, except as otherwise agreed in writing.  All payments payable hereunder and under the Commitment Letter shall be paid in immediately available funds in U.S. dollars and shall not be subject to reduction by way of withholding, setoff or counterclaim or be otherwise affected by any claim or dispute related to any other matter, and shall be in addition to reimbursement of each Backstop Party’s reasonable fees, costs and expenses (including, without limitation, the reasonable fees, costs and expenses of counsel) as provided for in the TSA.  The delivery of payments hereunder and under the Commitment Letter does not reduce or modify any other payments, fees or expenses owed to the Backstop Parties and/or its affiliates pursuant to any other letter or other document.  You agree that we may, in our sole discretion, allocate all or a portion of any of the payments payable pursuant to this Payment Letter to our respective affiliates.  The agreements in this paragraph shall survive the issuance and initial purchase of the New Second Lien Notes.

All parties hereto agree to treat the Commitment Payments to Ares or CPPIB and the other Backstop Parties, for U.S. federal income tax purposes, as follows: (a) the arrangement contemplated by the Commitment Letter shall be treated as a put option and (b) the Commitment Payments herein shall be treated as remuneration to Ares or CPPIB or the other Backstop Parties, as applicable, for its agreeing to enter into such put option.  No party shall take any position or action inconsistent with such treatment and/or characterization.

This Payment Letter may not be assigned by any party except as permitted pursuant to the Commitment Letter.  This Payment Letter may not be amended or any provision hereof waived or modified except in a writing signed by each of the parties.  This Payment Letter shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York without regard to principles of conflicts of law thereof to the extent such principles would cause the application of the law of another state.  Each of you and we waive any right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to this Payment Letter or the transactions contemplated by this Payment Letter.  This Payment Letter may be executed in any number of counterparts, each of which shall be an original, and all of which, when taken together, shall constitute one agreement.  Delivery of an executed signature page of this Payment Letter by facsimile transmission or electronic transmission (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart hereof.  You agree that this Payment Letter and its contents are subject to the confidentiality provisions of the Commitment Letter.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

2

Please confirm that the foregoing is our mutual understanding by signing and returning to us an executed counterpart of this Payment Letter.

Very truly yours,

ARES CORPORATE OPPORTUNITIES FUND III, L.P.

By:	ACOF Operating Manager III, LLC
its:	Manager

By	/s/ Dennis Gies
Name: Dennis Gies
Title:

SIGNATURE PAGE TO PAYMENT LETTER

ARES CORPORATE OPPORTUNITIES FUND IV, L.P.

By:	ACOF Operating Manager IV, LLC
its:	Manager

By	/s/ Dennis Gies
Name: Dennis Gies
Title:

SIGNATURE PAGE TO PAYMENT LETTER

CPP INVESTMENT BOARD PRIVATE HOLDINGS (4) INC.

By	/s/ Lori Hall-Kimm
Name: Lori Hall-Kimm
Title: Authorized Signatory

By	/s/ Cesare Ruggiero
Name: Cesare Ruggiero
Title: Authorized Signatory

SIGNATURE PAGE TO PAYMENT LETTER

SOUTHEASTERN ASSET MANAGEMENT, INC.

By	/s/ Andrew R. McCarroll
Name: Andrew R. McCarroll
Title: General Counsel

SIGNATURE PAGE TO PAYMENT LETTER

P. SCHOENFELD ASSET MANAGEMENT LP,
as investment adviser on behalf of certain funds and accounts

By	/s/ Dhananjay Pai
Name: Dhananjay Pai
Title: President & COO

SIGNATURE PAGE TO PAYMENT LETTER

MARATHON ASSET MANAGEMENT,
L.P., on behalf of certain funds or
accounts it manages

By:	/s/ Louis Hanover
	Name:	Louis Hanover
	Title:	Co-Managing Partner

SIGNATURE PAGE TO COMMITMENT LETTER

The Cincinnati High Yield Desk of J.P. Morgan Investment Management Inc. and JPMorgan Chase Bank, N.A. (“Signatory”), solely as investment manager and/or trustee of certain discretionary accounts holdings the Unsecured Notes (as defined in the Transaction Support Agreement).

By executing this agreement, Signatory, solely as investment manager and/or trustee of certain discretionary accounts holding the Unsecured Notes, binds only itself, and itself only in that capacity, and not any other affiliate of JPMorgan Chase & Co., or any of its or their respective business units, subsidiaries or affiliates (including any desk or business unit thereof), and no such affiliate shall be deemed to be bound by the terms of this agreement by virtue of Signatory’s execution of this agreement. Moreover, Signatory shall have no obligation to cause any of its affiliates to take or refrain from taking any action.

By	/s/ Michael J. Schlembach
Name: Michael J. Schlembach
Title: Executive Director

SIGNATURE PAGE TO PAYMENT LETTER

The Indianapolis High Yield Desk of J.P. Morgan Investment Management Inc. and JPMorgan Chase Bank, N.A. (“Signatory”), solely as investment manager and/or trustee on behalf of funds and/or accounts managed and/or advised by it (as outlined in the Transaction Support Agreement).

By executing this agreement, Signatory, solely as investment manager and/or trustee on behalf of funds and/or accounts managed and/or advised by it, binds only itself, and itself only in that capacity, and not any other affiliate of JPMorgan Chase & Co., or any of its or their respective business units, subsidiaries or affiliates (including any desk or business unit thereof), and no such affiliate shall be deemed to be bound by the terms of this agreement by virtue of Signatory’s  execution of this agreement. Moreover, Signatory shall have no obligation to cause any of its affiliates to take or refrain from taking any action.

By	/s/ Greg Seketa
Name: Greg Seketa
Title: Exec Dir

SIGNATURE PAGE TO PAYMENT LETTER

CVC Global Credit Opportunities Master Fund II, LP
CVC Global Credit Opportunities Master Fund, L.P.

signed on behalf of their respective investment manager,

CVC CREDIT PARTNERS, LLC

/s/ Richard Perris
Name: Richard Perris
Title: Authorized Signatory

SIGNATURE PAGE TO PAYMENT LETTER

CVC European Credit Opportunities S.á.r.l. (acting in respect of its compartment A)

signed on behalf of their respective investment manager,

CVC CREDIT PARTNERS INVESTMENT MANAGEMENT LIMITED

/s/ Hamish Buckland
Name: Hamish Buckland
Title: Authorized Signatory

SIGNATURE PAGE TO PAYMENT LETTER

CAPITAL INTERNATIONAL SARL, for and
on behalf of funds and/or accounts managed
and/or advised by it

By	/s/ Fabrice Remy
Name: Fabrice REMY
Title: Senior Vice President

By	/s/ Guido Caratsch
Name: Guido CARATSCH
Title: Senior Vice President

SIGNATURE PAGE TO PAYMENT LETTER

CAPITAL RESEARCH AND MANAGEMENT
COMPANY, for and on behalf of funds and/or
accounts managed and/or advised by it

By	/s/ Kristine M. Nishiyama
Name: Kristine M. Nishiyama
Title: Authorized Signatory

SIGNATURE PAGE TO PAYMENT LETTER

ALBACORE PARTNERS I INVESTMENT HOLDINGS B DESIGNATED ACTIVITY COMPANY

By	/s/ Safraz Zavahir

ALBACORE CAPITAL LLP as investment manager for and on behalf of AlbaCore Capital Limited as AIFM for ALBACORE PARTNERS I INVESTMENT HOLDINGS B DESIGNATED ACTIVITY COMPANY

Name: Safraz Zavahir
Title: Member

SIGNATURE PAGE TO PAYMENT LETTER

Accepted and agreed to as of
the date first above written:

NEIMAN MARCUS GROUP LTD LLC

By:	/s/ Tracy M. Preston
Name:	Tracy M. Preston
Title:	Senior Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer

THE NEIMAN MARCUS GROUP LLC

By:	/s/ Tracy M. Preston
Name:	Tracy M. Preston
Title:	Senior Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer

MARIPOSA BORROWER, INC.

By:	/s/ Tracy M. Preston
Name:	Tracy M. Preston
Title:	Vice President and Secretary

SIGNATURE PAGE TO PAYMENT LETTER